UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2011

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to a letter dated as of July 21, 2011, Brian P. Friedman will resign as a member of the Board of Directors of Carrols Restaurant Group, Inc., effective on the date of the consummation of the previously announced spin-off of Fiesta Restaurant Group, Inc. by Carrols Restaurant Group, Inc. (the “Effective Date”), provided that the Voting Agreement dated as of July 27, 2011 between Carrols Restaurant Group, Inc. and Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC is not terminated pursuant to the first sentence of Article V thereof or Mr. Friedman and another designee of Jefferies Capital Partners are not elected to the Board of Directors of Fiesta Restaurant Group, Inc. on or prior to the Effective Date.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	November 14, 2011
By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

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